                                                                    EXHIBIT 10.6

                              SECOND AMENDMENT TO
                      FIFTH AMENDED AND RESTATED REVOLVING
                         CREDIT AND TERM LOAN AGREEMENT


     THIS SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "Second Amendment"), dated effective as of the 18th day of March, 1997, by and among GULF ISLAND FABRICATION, INC., a Louisiana corporation ("Borrower"), WHITNEY NATIONAL BANK, a national banking association ("Whitney"), FIRST NATIONAL BANK OF COMMERCE, a national banking association, in its individual capacity ("First NBC") (each of Whitney and First NBC being sometimes referred to individually as a "Bank" and collectively as the "Banks"), and FIRST NATIONAL BANK OF COMMERCE, a national banking association, in its capacity as agent for the Banks as set forth hereinafter (the "Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Borrower, Banks and Agent entered into that certain Fifth Amended and Restated Revolving Credit and Term Loan Agreement, dated effective as of October 24, 1996 (the "Fifth Amended and Restated Credit Agreement");

     WHEREAS, Borrower, Banks and Agent entered into that certain First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement dated effective as of January 2, 1997 (the "First Amendment to the Fifth Amended and Restated Credit Agreement"), whereby the Term Credit Facility (as defined in the Fifth Amended and Restated Credit Agreement) was increased by $5,000,000, Borrower was permitted to acquire Dolphin Services, Inc., Dolphin Steel Sales, Inc., and Dolphin Sales & Rentals, Inc., and the maturity date of the Term Credit Facility under the Fifth Amended and Restated Credit Agreement was extended (the Fifth Amended and Restated Credit Agreement as amended by the First Amendment to the Fifth Amended and Restated Credit Agreement, the "Revised Credit Agreement");

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     WHEREAS, Borrower, Banks and Agent desire to amend the Revised Credit
Agreement (i) to increase the Revolving Credit Facility (as defined in the Revised Credit Agreement) from $12,000,000 to $20,000,000, (ii) to extend the maturity date of the Revolving Credit Facility from December 31, 1998 to December 31, 1999, (iii) to allow Borrower to declare and pay a special dividend to its shareholders in the aggregate amount of no more than $16,000,000 and (iv) to allow an initial public offering of Borrower's common stock;

     NOW, THEREFORE, for and in consideration of the mutual covenants, agreements and undertakings herein contained, Banks, Agent and Borrower hereby agree as follows:

                                   ARTICLE I
                     AMENDMENTS TO REVISED CREDIT AGREEMENT

     1. Section 1. Section 1 of the Revised Credit Agreement is hereby amended by deleting the amount "TWENTY-SEVEN MILLION AND NO/100 DOLLARS
($27,000,000.00)" from the final sentence thereof and inserting in its place the amount "THIRTY-FIVE MILLION AND NO/100 DOLLARS ($35,000,000.00)".

     2. Section 1.2. Section 1.2 of the Revised Credit Agreement is hereby amended by deleting the date "December 31, 1998" in the first sentence thereof and replacing such date with "December 31, 1999".

     3. Section 2.2. Section 2.2 of the Revised Credit Agreement is hereby amended (a) by deleting the phrase "SIX MILLION AND NO/100 DOLLARS ($6,000,000.00)" from the first sentence thereof and replacing such phrase with the phrase "TEN MILLION AND NO/100 DOLLARS ($10,000,000.00)" and (b) by deleting the date "December 31, 1998" from the first sentence thereof and replacing such date with the date "December 31, 1999".

     4. Section 6.8. The first sentence of Section 6.8 of the Revised Credit Agreement is hereby amended in its entirety to state:

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          6.8  Purpose.  The proceeds of the Revolving Credit Facility shall be used by Borrower only for the support of working capital and for other general corporate purposes; provided, however, that Borrower may use the proceeds of the Revolving Credit Facility to fund an extraordinary dividend (the "Special Dividend") to its shareholders, payable on or before May 15, 1997, and in an aggregate amount not to exceed $16,000,000.

     5. Section 6.13. Section 6.13 of the Revised Credit Agreement shall be deleted in its entirety upon completion of Borrower's initial public offering of its common stock (the "IPO").

     6. Section 7.13. Section 7.13 of the Revised Credit Agreement shall be deleted in its entirety upon completion of the IPO.

     7. Section 7.15. A new final clause is hereby added to Section 7.15 of the Revised Credit Agreement to state:

     (provided, however, that notwithstanding the foregoing dividend limitations, Borrower is permitted to declare and to pay the Special Dividend, and the amount of the Special Dividend shall not be considered in the calculation of the dividends otherwise payable under this Section 7.15).

     8. Section 9.2. The final sentence of Section 9.2 of the Credit Agreement is hereby deleted.

     9. Section 10.8. Section 10.8 of the Revised Credit Agreement shall be deleted in its entirety upon completion of the IPO.

     10. Section 12.1. Section 12.1 of the Revised Credit Agreement is hereby amended to include the following substituted or additional definitions:

          "Revolving Commitment" means the lesser of (a) TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00) or (b) TWELVE MILLION AND NO/100 DOLLARS ($12,000,000.00) plus the Borrowing Base at the time in question.

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          "Second Amendment" means that certain Second Amendment to Fifth
     Amended and Restated Term Loan and Revolving Credit Facility entered into by and among Borrower, Banks and Agent as of March 18, 1997.

          "Special Dividend" has the meaning ascribed in Section 6.8 above.

          "Termination Date" means December 31, 1999.


                                   ARTICLE II

                     SPECIAL REPRESENTATIONS AND WARRANTIES
                     WITH RESPECT TO THIS SECOND AMENDMENT

     In order to induce Banks and Agent to enter into this Second Amendment, Borrower represents and warrants to Banks that:

     1. Borrower Authorization. Borrower is duly authorized to execute, deliver and perform its obligations under this Second Amendment and is and will continue to be duly authorized to borrow monies under and to perform its obligations under the Revised Credit Agreement, as amended by this Second Amendment and as it may be further amended from time to time.

     2. Enforceability Against Borrower. This Second Amendment shall, upon execution and delivery, constitute the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms.

                                  ARTICLE III

                 CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS
                                SECOND AMENDMENT

     This Second Amendment shall become effective as of the date first above written when and only when (i) Agent shall have received at the offices of Agent, a counterpart of this Second Amendment executed and delivered by Borrower and Banks and (ii) Agent shall have additionally

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received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Agent and each of the Banks:

     1. Borrower's Resolutions. Copies, duly certified by the Secretary or Assistant Secretary of Borrower, of the resolutions of Borrower's Board of Directors authorizing the borrowings under the Revised Credit Agreement, as amended hereby, and the execution and delivery of this Second Amendment and the new Revolving Notes contemplated hereby;

     2. Revolving Notes. Borrower's duly executed Revolving Notes payable to the order of Banks, in the form attached as Exhibits "D" and "E" hereto, with appropriate insertions;

     3. Borrower Incumbency Certificate. Certificates of Borrower's Secretary or Assistant Secretary certifying the names of the officers of Borrower authorized to execute the all documents or certificates to be delivered hereunder by Borrower, together with the true signatures of such officers; and

     4. Security Agreements. Security agreements (the "Shareholder Security Agreements") executed by Mr. Alden J. Laborde and Mr. Huey Wilson in the forms attached hereto as Exhibits "A" and "B", together with the delivery to Agent by such parties of their respective shares of the Special Dividend for pledge to the Banks pursuant to the Shareholder Security Agreements.

                                   ARTICLE IV
                                LIMITED WAIVERS

     Sections 7.10(a)-(c) of the Revised Credit Agreement are hereby waived until the earlier of (a) the date on which either of the Shareholder Security Agreements terminates or either of the security interests contemplated thereby otherwise terminates or becomes unperfected or (b) June 30, 1997 (the "Waiver Expiration Date"). The waivers granted herein shall expire on the Waiver

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Expiration Date, after which date  Borrower must be in full compliance with all
Sections of the Revised Credit Agreement, as amended hereby.

                                   ARTICLE V
                                 MISCELLANEOUS

     1. Definitions. All terms used herein with initial capital letters and not otherwise defined herein shall have the meanings ascribed to such terms in the Revised Credit Agreement.

     2. Substitution of Exhibits. Exhibits "D" and "E" of the Revised Credit Agreement are hereby deleted, and Exhibits "D" and "E" attached hereto are hereby substituted in place thereof.

     3. Ratification of Notes and Liens. Borrower does hereby ratify, reaffirm and acknowledge its obligations under the Term Notes, and Borrower does hereby further ratify, reaffirm and acknowledge its mortgage, pledge and/or assignment of, and/or grant of a security interest in, all Collateral heretofore provided by Borrower as security for the Notes and the other Obligations under the Revised Credit Agreement. Borrower does hereby further ratify, confirm and acknowledge to Agent and Banks that: (a) the mortgage, pledge and/or assignment of, and/or grant of a security interest in, all such Collateral is and shall remain in full force and effect; (b) the Collateral Documents to which Borrower is a party are and shall continue to be valid, binding and enforceable obligations of Borrower; and (c) the Collateral Documents and the Collateral shall continue to secure, with retroactive priority to the extent permitted by law, the Notes and the other Obligations of Borrower as continued pursuant to the Term Notes and as renewed, rearranged, extended and now evidenced by, and as the amount thereof has been increased by, the Revolving Notes executed of even date herewith in the forms attached hereto as Exhibits "D" and "E".

     4. No Other Changes. The Revised Credit Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Revised Credit Agreement in any Loan Document shall be deemed to refer to the Revised Credit Agreement as amended hereby. The

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execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Banks under the Revised Credit Agreement or any other Loan Document. Except as amended by this Second Amendment, the Revised Credit Agreement shall remain in full force and effect. Nothing contained herein or in any other documents contemplated hereby shall be considered a novation or discharge of the debt of Borrower to Banks under the Revised Credit Agreement.

     5. Counterparts. This Second Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto in separate counterparts, each of which, when so executed, shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.

     6. Termination of the Shareholder Security Agreements. Upon Borrower's receipt of the proceeds of the IPO, Banks shall terminate the Shareholder Security Agreements and release the collateral encumbered thereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, effective as of the date first written above.

                              BORROWER:

                              GULF ISLAND FABRICATION, INC.

                              By:   /s/ Kerry J. Chauvin
                                    ______________________________
                                    Kerry J. Chauvin, President

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                              BANKS:

                              FIRST NATIONAL BANK OF COMMERCE

                              By:   /s/ J. Charles Freel, Jr.
                                    ______________________________
                                    J. Charles Freel, Jr.,
                                    Vice President


                              WHITNEY NATIONAL BANK

                              By:   /s/ Harry C. Stahel
                                    ______________________________
                                    Harry C. Stahel,
                                    Senior Vice President


                              AGENT:

                              FIRST NATIONAL BANK OF COMMERCE

                              By:   /s/ J. Charles Freel, Jr.
                                    ______________________________
                                    J. Charles Freel, Jr.,
                                    Vice President

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                                 ACKNOWLEDGMENT


STATE OF LOUISIANA

PARISH OF ORLEANS


     BE IT KNOWN, that on this 18th day of March, 1997, before me, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally came and appeared KERRY J. CHAUVIN, appearing herein in his capacity as President of Gulf Island Fabrication, Inc., to me personally known to be the identical person whose name is subscribed to the foregoing Second Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement, who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the same on behalf of said corporation with full authority of its Board of Directors, and that the same instrument is the free act and deed of the said corporation and was executed for the uses, purposes and benefits therein expressed.


WITNESSES:

/s/ Harry C. Stahel                  /s/ Kerry J. Chauvin
_______________________________     _______________________________
                                            KERRY J. CHAUVIN

/s/ J. Charles Freel, Jr.
_______________________________


                       /s/ F. Rivers Lelong, Jr.
                      ____________________________________
                                 NOTARY PUBLIC

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                                 ACKNOWLEDGMENT


STATE OF LOUISIANA

PARISH OF ORLEANS


     BE IT KNOWN, that on this 18th day of March, 1997, before me, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally came and appeared J. CHARLES FREEL, JR., appearing herein in his capacity as Vice President of First National Bank of Commerce, to me personally known to be the identical person whose name is subscribed to the foregoing Second Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement, who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the same on behalf of said national banking association, appearing in said agreement in its individual capacity and its capacity as Agent, with full authority of its Board of Directors, and that the same instrument is the free act and deed of the said national bank association and was executed for the uses, purposes and benefits therein expressed.


WITNESSES:

/s/ Kerry J. Chauvin                   /s/ J. Charles Freel, Jr.
_______________________________      _______________________________
                                           J. CHARLES FREEL, JR.

/s/ Joseph P. Gallagher III
_______________________________


                       /s/ F. Rivers Lelong, Jr.
                      ____________________________________
                                 NOTARY PUBLIC

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                                 ACKNOWLEDGMENT


STATE OF LOUISIANA

PARISH OF ORLEANS


          BE IT KNOWN, that on this 18th day of March, 1997, before me, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally came and appeared HARRY C. STAHEL, appearing herein in his capacity as Senior Vice President of Whitney National Bank, to me personally known to be the identical person whose name is sub scribed to the foregoing Second Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement, who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the same on behalf of said national banking association, appearing in said agreement in its individual capacity, with full authority of its Board of Directors, and that the same instrument is the free act and deed of the said national bank association and was executed for the uses, purposes and benefits therein expressed.


WITNESSES:

/s/ Kerry J. Chauvin                  /s/ Harry C. Stahel
_______________________________      _________________________________
                                              HARRY C. STAHEL

/s/ Joseph P. Gallagher III
_______________________________


                          /s/ F. Rivers Lelong, Jr.
                        ________________________________
                                 NOTARY PUBLIC

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